Exhibit 10.28

AMENDED SECURITIES PURCHASE AGREEMENT

THIS AMENDED SECURITIES PURCHASE AGREEMENT (the “Agreement”) is entered into as of this ___ day of __________, 2017 (the “Effective Date”) by and between the parties on the signature page to this Agreement (each, a “Purchaser”), and VerifyMe, Inc., a Nevada corporation (“VRME” or the “Company”) (collectively, the Purchaser and VRME are the “Parties”).

WHEREAS, this Agreement contemplates a transaction in which the Purchaser will purchase from VRME, and VRME will sell to the Purchaser Units of common stock and warrants on a $500,000 minimum and $2,100,000 maximum basis on the terms contained below; and

WHEREAS, the Company has sold more the minimum amount of Units and wishes to proceed without any escrow of funds.

NOW, THEREFORE, in consideration of the mutual promises contained herein, and for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.          Sale and Purchase.  VRME agrees to sell, and the Purchaser agrees to purchase, a number of Units set forth on the Purchaser’s signature page, each Unit consisting of 715,000 shares of common stock and 715,000 five-year Warrants, the form of which is annexed as Exhibit A.

2.          Representations and Warranties of VRME.  As an inducement to the Purchaser to enter into this Agreement and consummate the transaction contemplated hereby, VRME hereby makes the following representations and warranties, each of which is true and correct in all material respects on the date hereof and will be true and correct in all material respects on the closing date:

2.1          Organization.  VRME is a corporation duly organized, validly existing, and in good standing under the laws of the State of Nevada and is duly authorized to conduct business as currently conducted.

2.2          Authority.  VRME has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  This Agreement constitutes the valid and legally binding obligation of VRME, enforceable in accordance with its terms. The execution, delivery, and performance of this Agreement and all other agreements contemplated hereby have been duly authorized by VRME.

2.3          Non-Contravention.  The execution and delivery of this Agreement by VRME and the observance and performance of the terms and provisions contained herein do not constitute a violation or breach of any applicable law, or any provision of any other contract or instrument to which VRME is a party or by which it is bound, or any order, writ, injunction, decree, statute, rule, by-law or regulation applicable to VRME.

2.4          Litigation.  There are no actions, suits, or proceedings pending or, to the best of VRME’s knowledge, threatened, which could in any manner restrain or prevent VRME from effectually and legally selling the Securities pursuant to the terms and provisions of this Agreement.

2.5          Brokers’ Fees.  VRME has no liability or obligation to pay fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

2.6          Reporting Company.  VRME is a publicly-held company subject to reporting obligations pursuant to Section 13 of the Securities Exchange Act of 1934 (the “Exchange Act”) and has a class of common stock registered pursuant to Section 12(g) of the Exchange Act.

2.7          SEC Reports. VRME has filed with the SEC all reports required to be filed since January 1, 2016.  None of the reports filed with the SEC contained any material statements which were not true and correct or omitted to state any statements of material fact necessary in order to make the statements made not misleading.

2.8          Outstanding Securities.  All issued and outstanding shares of capital stock and equity interests in VRME have been duly authorized and validly issued and are fully paid and non-assessable.

2.9          No Material Adverse Change.  Since April 12, 2017 (filing date of the last Form 10-K), there has not been individually or in the aggregate a Material Adverse Change with respect to VRME. For the purposes of this Agreement, “Material Adverse Change” means any event, change or occurrence which, individually or together with any other event, change, or occurrence, could result in a material adverse change on VRME or material adverse change on its business, assets, financial condition, or results of operations. Provided, however, a Material Adverse Change does not exist solely because (i) there are changes in the economy, credit markets or capital markets, or (ii) changes generally affecting the industry in which VRME operates.

3.          Representations and Warranties of the Purchaser.  As an inducement to VRME to enter into this Agreement and to consummate the transactions contemplated hereby, the Purchaser hereby makes the following representations and warranties, each of which is true and correct in all material respects on the date hereof and will be true and correct in all material respects on the closing date:

3.1          Authority.  The Purchaser has full power and authority to execute and deliver this Agreement and to perform its obligations hereunder.  This Agreement constitutes the valid and legally binding obligation of the Purchaser, enforceable in accordance with its terms. The execution, delivery, and performance of this Agreement and all other agreements contemplated hereby have been duly authorized by the Purchaser.

3.2          Non-Contravention. The execution and delivery of this Agreement by the Purchaser and the observance and performance of the terms and provisions of this Agreement on the part of the Purchaser to be observed and performed will not constitute a violation of applicable law or any provision of any contract or other instrument to which the Purchaser is a party or by which it is bound, or any order, writ, injunction, decree statute, rule or regulation applicable to it.

3.3          Litigation There are no actions, suits, or proceedings pending or, to the best of the Purchaser’s knowledge, threatened, which could in any manner restrain or prevent the Purchaser from effectually and legally purchasing the Securities pursuant to the terms and provisions of this Agreement.

3.4          Brokers’ Fees.  The Purchaser has no liability or obligation to pay fees or commissions to any broker, finder, or agent with respect to the transactions contemplated by this Agreement.

3.5          Information.  The Purchaser has relied solely on the reports of VRME filed with the SEC, other publicly available information and other written and electronic information prepared by VRME in making its decision to purchase the Securities. The Purchaser acknowledges that the purchase of the Securities entails a high degree of risk, including the risks highlighted in the risk factors contained in filings by VRME with the SEC including its annual report on Form 10-K for the year ended December 31, 2016, and the Risk Factors contained in the Term Sheet. The Purchaser represents that it has had an opportunity to ask questions and receive answers from VRME regarding the terms and conditions of this Agreement and the reasons for this offering, the business prospects of VRME, the risks attendant to VRME’s business, and the risks relating to an investment in VRME. The Purchaser acknowledges the receipt (without exhibits) of or access to the reports filed with SEC at www.sec.gov which includes VRME’s reports referred to in this Section 3.5.

3.6          Investment.  The Purchaser is acquiring the Securities for its own account for investment and not with a view to, or for sale in connection with, any distribution thereof, nor with any present intention of distribution or selling the same, and, except as contemplated by this Agreement, and has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the disposition thereof.  The Purchaser understands that the Securities may not be sold, transferred or otherwise disposed of without registration under the Securities Act of 1933 (the “Act”) or an exemption therefrom, and that in the absence of an effective registration statement covering the Securities or an available exemption from registration under the Act, the Securities must be held indefinitely.

3.7          Restricted Securities.  The Purchaser understands that the Securities have not been registered under the Act in reliance on an exemption from registration under the Act pursuant to Section 4(a)(2) thereof and Rule 506 thereunder and the Securities will bear a restrictive legend.

3.8          Investment Experience.  The Purchaser represents that it is an “accredited investor” within the meaning of the applicable rules and regulations promulgated under the Act, for one of the reasons on the attached Exhibit C to this Agreement. The Purchaser represents and acknowledges that (i) it is experienced in evaluating and investing in private placement transactions in similar circumstances, (ii) it has such knowledge and experience in financial and business matters and is capable of evaluating the merits and risks of the investment in the Securities, (iii) it is able to bear the substantial economic risks of an investment the Securities for an indefinite period of time, (iv) it has no need for liquidity in such investment, (v) it can afford a complete loss of such investment, and (vi) it has such knowledge and experience in financial, tax and business matters so as to enable it to utilize the information made available to it in connection with the offering of the Securities to evaluate the merits and risks of the purchase of the Securities and to make an informed investment decision with respect thereto.

3.9          No General Solicitation.  The offer to sell the Securities was directly communicated to the Purchaser by VRME.  At no time was the Purchaser presented with or solicited advertisement, articles, notice or other communication published in any newspaper, television or radio or presented at any seminar or meeting, or any solicitation by a person not previously known to the undersigned in connection with the communicated offer.

4.          Survival of Representations and Warranties and Agreements.  All representations and warranties of the Parties contained in this Agreement shall survive the closing.

5.          Indemnification.

5.1          Indemnification Provisions for Benefit of the Purchaser.  In the event VRME breaches any of its representations, warranties, and/or covenants contained herein, and provided that the Purchaser makes a written claim for indemnification against VRME, then VRME agrees to indemnify the Purchaser from and against the entirety of any losses, damages, amounts paid in settlement of any claim or action, expenses, or fees including court costs and reasonable attorneys' fees and expenses.

5.2          Indemnification Provisions for Benefit of VRME.  In the event the Purchaser breaches any of its representations, warranties, and/or covenants contained herein, and provided that VRME makes a written claim for indemnification against the Purchaser, then the Purchaser agrees to indemnify VRME from and against the entirety of any losses, damages, amounts paid in settlement of any claim or action, expenses, or fees including court costs and reasonable attorneys' fees and expenses.

6.          Post-Closing Covenants. The Parties agree as follows with respect to the period following the closing:

6.1          General.  In case at any time after the closing any further action is necessary or desirable to carry out the purposes of this Agreement, each of the Parties will take such further action (including the execution and delivery of such further instruments and documents) as the other Party may request, all at the sole cost and expense of the requesting Party (unless the requesting Party is entitled to indemnification therefore under Section 5).

6.2          Company.  VRME hereby covenants that, after the closing, VRME will, at the request of Purchaser, execute, acknowledge and deliver to the Purchaser without further consideration, all such further assignments, conveyances, consents and other documents, and take such other action, as the Purchaser may reasonably request (a) to transfer to, vest and protect in the Purchaser and its right, title and interest in the Securities, and (b) otherwise to consummate or effectuate the transactions contemplated by this Agreement.

7.          Expenses.  Except as otherwise provided in this Agreement, all Parties hereto shall pay their own expenses, including legal and accounting fees, in connection with the transactions contemplated herein.

8.          Severability.  In the event any parts of this Agreement are found to be void, the remaining provisions of this Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

9.          Counterparts.  This Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.  The execution of this Agreement may be by actual or facsimile signature.

10.        Benefit.  This Agreement shall be binding upon and inure to the benefit of the parties hereto and their legal representatives, successors and assigns.  Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the Parties or their respective heirs, successors and assigns any rights, remedies, obligations, or other liabilities under or by reason of this Agreement.

11.        Notices and Addresses. All notices, offers, acceptance and any other acts under this Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by FedEx or similar overnight next business day delivery, or by email followed by overnight next business day delivery, as follows:

If to the Company:
VerifyMe, Inc.
837 Lindy Lane
Bala Cynwyd, PA 19004
Telephone: (610) 688-1952
Attention: Chief Executive Officer
Email: ngardner@verifyme.com

With a copy (for informational purposes only) to:

Nason Yeager Gerson White & Lioce, P.A.,
3001 PGA Boulevard, Suite 305
Palm Beach Gardens, FL 33410
Telephone:  (561) 471-3507
 Attention: Michael D. Harris, Esq.
E-Mail: mharris@nasonyeager.com

If to the Purchaser:	The address set forth on the signature page attached hereto.

or to such other address as any of them, by notice to the other may designate from time to time.

12.        Attorney's Fees.  In the event that there is any controversy or claim arising out of or relating to this Agreement, or to the interpretation, breach or enforcement thereof, and any action or arbitration proceeding is commenced to enforce the provisions of this Agreement, the prevailing party shall be entitled to a reasonable attorney's fee, including the fees on appeal, costs and expenses.

13.        Governing Law.  This Agreement and any dispute, disagreement, or issue of construction or interpretation arising hereunder whether relating to its execution, its validity, the obligations provided therein or performance shall be governed or interpreted according to the laws of the State of Nevada

14.        Oral Evidence.  This Agreement constitutes the entire Agreement between the parties and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof.  Neither this Agreement nor any provision hereof may be changed, waived, discharged or terminated orally, except by a statement in writing signed by the party or parties against whom enforcement or the change, waiver discharge or termination is sought.

15.        Assignment.  No Party hereto shall assign its rights or obligations under this Agreement without the prior written consent of the other Party.

16.        Section Headings.  Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part any of the terms or provisions of this Agreement.

[Signature Page Attached]

IN WITNESS WHEREOF the parties hereto have set their hand and seals as of the above date.

VERIFYME, INC.:

By:
Norman Gardner,
Chief Executive Officer

PURCHASER:

By:
(Print Name and Title)

Address:

Email:

Tax ID of Purchaser:

Amount Invested: $__________________.($50,000 per Unit)